                                                                     Exhibit 1



                       DIRECTORS AND EXECUTIVE OFFICERS
                   OF PACIFICORP HOLDINGS, INC., PACIFICORP,
                    PACIFICORP FINANCIAL SERVICES, INC. AND
                            PACIFICORP CREDIT, INC.

            (Note:  footnote (*) appears at end of this Exhibit 1)



            The directors and executive officers of PacifiCorp
Holdings, Inc. and PacifiCorp are as follows:

                           PacifiCorp Holdings, Inc.
                           -------------------------
Name                          Title                            Principal Occupation
----                          -----                            --------------------
Frederick W. Buckman          Director                         President and Chief Executive Officer
                                                               of PacifiCorp, an electric utility,
                                                               700 NE Multnomah, Suite 1600,
                                                               Portland, Oregon 97232; Chairman of
                                                               Board of PacifiCorp Holdings, Inc.,
                                                               700 NE Multnomah, Suite 1600,
                                                               Portland, Oregon 97232

C. Todd Conover               Director                         President, The Vantage Company, 101
                                                               First Street, Suite 670, Los Altos,
                                                               California 94022

Michael C. Henderson          Director, President and          Vice President of PacifiCorp*;
                              Chief Executive Officer          Director, President and Chief
                                                               Executive Officer of PacifiCorp
                                                               Holdings, Inc.*; Director, Chair,
                                                               President and Chief Executive Officer
                                                               of PacifiCorp Financial Services,
                                                               Inc., a financial services company
                                                               with offices at 825 NE Multnomah,
                                                               Suite 775, Portland, Oregon 97232

Nolan E. Karras               Director                         Owner of Investment Management &
                                                               Research, Inc., an investment
                                                               advisory firm with offices at 4695
                                                               South 1900 West #3, Roy, Utah  84067

Richard T. O'Brien            Senior Vice President            Senior Vice President and Chief
                                                               Financial Officer of PacifiCorp*;
                                                               Senior Vice President of PacifiCorp
                                                               Holdings, Inc.*; Senior Vice
                                                               President of PacifiCorp Financial
                                                               Services, Inc.*

Daniel L. Spalding            Senior Vice President            Senior Vice President of PacifiCorp*;
                                                               Senior Vice President of PacifiCorp
                                                               Holdings, Inc.*

Verl R. Topham                Senior Vice President and        Senior Vice President and General
                              General Counsel                  Counsel of PacifiCorp; Senior Vice
                                                               President and General Counsel of
                                                               PacifiCorp Holdings, Inc.*

William E. Peressini          Treasurer                        Treasurer of PacifiCorp*; Treasurer
                                                               of PacifiCorp Holdings, Inc.*

Sally A. Nofziger             Secretary                        Vice President and Corporate
                                                               Secretary of PacifiCorp*; Secretary
                                                               of PacifiCorp Holdings, Inc.*,
                                                               Secretary of PacifiCorp Financial
                                                               Services, Inc.*

Jacqueline S. Bell            Controller                       Controller of PacifiCorp*; Controller
                                                               of PacifiCorp Holdings, Inc.*



          All of the directors and executive officers of Pacific Holdings, Inc. are U.S. citizens. The business address of each individual listed above is the address shown for the individual's principal occupation. None of the individuals listed has been, during the last five years, (i) convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors), or (ii) a party to a civil proceeding of a judicial or administrative body of competent jurisdiction which resulted in a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violation with respect to such laws.

                                  PacifiCorp
                                  ----------

Name                          Title                                 Principal Occupation
----                          -----                                 --------------------
Kathryn A. Braun              Director                              Executive Vice President, Western
                                                                    Digital Corporation, 8105 Irvine
                                                                    Center Drive, Irvine, CA  92718

Frederick W. Buckman          Director, Member of Corporate         President and Chief Executive
                              Policy Group and President            Officer of PacifiCorp*
                              President & Chief Executive
                              Officer

C. Todd Conover               Director                              President of Vantage Company, 101
                                                                    First Street, Suite 670, Los
                                                                    Altos, California 94022

Richard C. Edgley             Director                              Member of Presiding Bishopric,
                                                                    The Church of Jesus Christ of
                                                                    Latter-day Saints, 50 East North
                                                                    Temple, 18th Floor, Salt Lake
                                                                    City, Utah  84150

John C. Hampton               Director                              Chairman of Hampton Affiliates,
                                                                    Inc., a forest products company
                                                                    with offices at Suite 400, 9400
                                                                    SW Barnes Rd., Portland, Oregon
                                                                    97225

Nolan E. Karras               Director                              Owner of Investment Management &
                                                                    Research, Inc., an investment
                                                                    advisory firm with offices at
                                                                    4695 South 1900 West #3, Roy,
                                                                    Utah  84067

Keith R. McKennon             Director and Chairman                 Chairman of the Board of
                              of the Board of Directors             PacifiCorp*

Robert G. Miller              Director                              Chairman of the Board and Chief
                                                                    Executive Officer of Fred Meyer,
                                                                    Inc., a retail merchandising
                                                                    chain, with offices at 3800 SE
                                                                    22nd, Portland, Oregon  97202

Verl R. Topham                Director, Senior Vice                 Senior Vice President and
                              President and General                 General Counsel of PacifiCorp*;
                              Counsel of PacifiCorp                 Senior Vice President and
                                                                    General Counsel of PacifiCorp
                                                                    Holdings, Inc.*

Don M. Wheeler                Director                              Chairman and Chief Executive
                                                                    Officer, Wheeler Machinery
                                                                    Company, an equipment sales,
                                                                    repair and service firm with
                                                                    offices at 4901 West 2100 South,
                                                                    Salt Lake City, Utah  84120

Nancy Wilgenbusch             Director                              President, Marylhurst College,
                                                                    Marylhurst, Oregon, 97036

Peter I. Wold                 Director                              President, Wold Oil & Gas
                                                                    Company, an oil and gas
                                                                    exploration and production
                                                                    company, with offices at 139 West
                                                                    Second Street, Suite 200, Casper,
                                                                    Wyoming 82602

Charles E. Robinson           Member of Corporate                   Chairman, President and Chief
                              Policy Group                          Executive Officer of Pacific
                                                                    Telecom, Inc., a
                                                                    telecommunications holding
                                                                    company with offices at 805
                                                                    Broadway, P.O. Box 9901,
                                                                    Vancouver, Washington  98668

John A. Bohling               Senior Vice President                 Senior Vice President of
                                                                    PacifiCorp*

Shelley R. Faigle             Senior Vice President                 Senior Vice President of
                                                                    PacifiCorp*

Paul G. Lorenzini             Member of Corporate                   Senior Vice President of
                              Policy Group and Senior               PacifiCorp*
                              Vice President of PacifiCorp

John E. Mooney                Senior Vice President                 Senior Vice President of
                                                                    PacifiCorp*

Richard T. O'Brien            Senior Vice President                 Senior Vice President and Chief
                              and Chief Financial Officer           Financial Officer of PacifiCorp*;
                                                                    Senior Vice President of
                                                                    PacifiCorp Holdings, Inc.*

Daniel L. Spalding            Senior Vice President                 Senior Vice President of
                                                                    PacifiCorp*; Senior Vice
                                                                    President of PacifiCorp Holdings,
                                                                    Inc.*

Dennis P. Steinberg           Senior Vice President                 Senior Vice President of
                                                                    PacifiCorp*

Michael C. Henderson          Vice President                        Vice President of PacifiCorp*;
                                                                    Director, President and Chief
                                                                    Executive Officer of PacifiCorp
                                                                    Holdings, Inc.*; Director, Chair,
                                                                    President and Chief Executive
                                                                    Officer of PacifiCorp Financial
                                                                    Services, Inc.*

Thomas J. Imeson              Vice President                        Vice President of PacifiCorp*

Robert F. Lanz                Vice President                        Vice President of PacifiCorp*

Sally A. Nofziger             Vice President &                      Vice President and Corporate
                              Corporate Secretary                   Secretary of PacifiCorp*;
                                                                    Secretary of PacifiCorp Holdings,
                                                                    Inc.*

William E. Peressini          Treasurer                             Treasurer of PacifiCorp*;
                                                                    Treasurer of PacifiCorp Holdings,
                                                                    Inc.*

Jacqueline S. Bell            Controller                            Controller of PacifiCorp*;
                                                                    Controller of PacifiCorp
                                                                    Holdings, Inc.*

          All of the directors and executive officers of PacifiCorp are U.S. citizens. The business address of each individual listed above is the address shown for the individual's principal occupation. None of the individuals listed has been, during the last five years, (i) convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors), or (ii) a party to a civil proceeding of a judicial or administrative body of competent jurisdiction which resulted in a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violation with respect to such laws.

_______________________

     * The principal business and address of the corporation or other organization for which the listed individual's principal occupation is conducted is set forth at the first place at which the name of such corporation or other organization appears in this
Exhibit 1.

                      PacifiCorp Financial Services, Inc.
                      -----------------------------------

Name                          Title                                    Principal Occupation
----                          -----                                    --------------------
Michael C. Henderson          Director, Chair, President               Vice President of PacifiCorp,
                              and Chief Executive Officer              Director, President and Chief
                                                                       Executive Officer of PacifiCorp
                                                                       Holdings, Inc.*; Director,
                                                                       Chair, President and Chief
                                                                       Executive Officer of PacifiCorp
                                                                       Financial Services, Inc.*;
                                                                       Director of PacifiCorp Credit,
                                                                       Inc.*, 825 NE Multnomah, Suite
                                                                       775, Portland, Oregon 97232

Craig N. Longfield            Director, Senior Vice President          Director, Senior Vice President
                              and Chief Operating Officer              and Chief Operating Officer of
                                                                       PacifiCorp Financial Services,
                                                                       Inc.*; Director and President
                                                                       of PacifiCorp Credit, Inc.*

Richard T. O'Brien            Senior Vice President                    Senior Vice President and Chief
                                                                       Financial Officer of
                                                                       PacifiCorp*; Senior Vice
                                                                       President of PacifiCorp
                                                                       Holdings, Inc.*; Senior Vice
                                                                       President of PacifiCorp
                                                                       Financial Services, Inc.*

Reynold Roeder                Vice President                           Vice President of PacifiCorp
                                                                       Financial Services, Inc.; Vice
                                                                       President of PacifiCorp Credit,
                                                                       Inc.*

William E. Peressini          Treasurer                                Treasurer of PacifiCorp
                                                                       Financial Services, Inc.;

                                                                       Treasurer of PacifiCorp*;
                                                                       Treasurer of PacifiCorp
                                                                       Holdings, Inc.*

Sally A. Nofziger             Secretary                                Vice President and Corporate
                                                                       Secretary of PacifiCorp*;
                                                                       Secretary of PacifiCorp
                                                                       Holdings, Inc.*; Secretary of
                                                                       PacifiCorp Financial Services,
                                                                       Inc.; Secretary of PacifiCorp
                                                                       Credit, Inc.*

Peter J. Craven               Controller                               Controller of PacifiCorp
                                                                       Financial Services, Inc.*

          All of the directors and executive officers of PacifiCorp Financial Services, Inc. are U.S. citizens. The business address of each individual listed above is the address shown for the individual's principal occupation. None of the individuals listed has been, during the last five years, (i) convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors), or (ii) a party to a civil proceeding of a judicial or administrative body of competent jurisdiction which resulted in a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violation with respect to such laws.

                            PacifiCorp Credit, Inc.
                            -----------------------

Name                          Title                                    Principal Occupation
----                          -----                                    --------------------
Michael C. Henderson          Director                                 Director of PacifiCorp Credit,
                                                                       Inc.*; Vice President of
                                                                       PacifiCorp*; Director,
                                                                       President and Chief Executive
                                                                       Officer of PacifiCorp Holdings,
                                                                       Inc.*; Director, President and
                                                                       Chief Executive Officer of
                                                                       PacifiCorp Financial Services,
                                                                       Inc.*;

Craig N. Longfield            President                                Director and Senior Vice
                                                                       President and Chief Operating
                                                                       Officer of PacifiCorp Financial
                                                                       Services, Inc.*; Director and
                                                                       President of PacifiCorp Credit,
                                                                       Inc.*

Reynold Roeder                Vice President                           Vice President of PacifiCorp
                                                                       Credit, Inc.*; Vice President
                                                                       of PacifiCorp Financial
                                                                       Services, Inc.*; Vice President
                                                                       of PacifiCorp Credit, Inc.*

William E. Peressini          Treasurer                                Treasurer of PacifiCorp*;
                                                                       Treasurer of PacifiCorp
                                                                       Holdings, Inc.*; Treasurer of
                                                                       PacifiCorp Financial Services,
                                                                       Inc.*;  Treasurer of PacifiCorp
                                                                       Credit, Inc.*

Sally A. Nofziger             Secretary                                Vice President and
                                                                       Corporate Secretary of
                                                                       PacifiCorp*; Secretary of
                                                                       PacifiCorp Holdings, Inc.*;
                                                                       Secretary of PacifiCorp
                                                                       Financial Services, Inc.*;
                                                                       Secretary of PacifiCorp
                                                                       Credit, Inc.*

          All of the directors and executive officers of PacifiCorp Credit, Inc. are U.S. citizens. The business address of each individual listed above is the address shown for the individual's principal occupation. None of the individuals listed has been, during the last five years, (i) convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors), or (ii) a party to a civil proceeding of a judicial or administrative body of competent jurisdiction which resulted in a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violation with respect to such laws.



          *The principal business and address of the corporation or other organization for which the listed individual's principal occupation is conducted is set forth at the first place at which the name of such corporation or other organization appears in this Exhibit 1.